EXHIBIT 99.1

Farmer Brothers Announces Leadership Appointments

Ruben Inofuentes Appointed Chief Supply Chain Officer

Scott Lyon Appointed Interim Principal Financial and Accounting Officer;
David Robson Departs as Chief Financial Officer

NORTHLAKE, Texas, November 7, 2019 -- Farmer Bros. Co. (NASDAQ:FARM) (the “Company” or “Farmer Brothers”) today announced that Ruben Inofuentes has been named Chief Supply Chain Officer, effective November 15. The Company also announced the appointment of Scott Lyon as interim principal financial and accounting officer, effective November 4. David Robson has departed the Company and Farmer Brothers has initiated a search to identify its next Chief Financial Officer.

Mr. Inofuentes is an innovative leader with a successful track record of running complex company operations. In his role as Farmer Brothers’ Chief Supply Chain Officer, Mr. Inofuentes will be responsible for leading the Company’s Manufacturing, Logistics, Procurement, Quality, Engineering and Innovation teams. Most recently, Mr. Inofuentes served as Chief Operations Officer for JR286, a global leader in the sporting goods industry, where he expanded the company’s operations, relocated manufacturing, reengineered product supply chain and vendor strategy as well as reduced costs. Prior to JR286, he held various technical and leadership roles at Advocare International, Oracle and United Parcel Service among others.

Deverl Maserang, President and Chief Executive Officer of Farmer Brothers said, “One of my key initiatives is to engage the best industry talent to help drive future growth at Farmer Brothers. I am thrilled to have Ruben join the Farmer Brothers team and lead our supply chain operations at this critical juncture as we work to improve inventory management, rebalance our network and consistently achieve our on-time and fill rate goals. Ruben is a proven innovative leader with a successful track record in supply chain transformations and operational excellence and I am confident that we will benefit from his expertise and insights.”

Mr. Inofuentes said, “It is a privilege to join Farmer Brothers and leverage my leadership experience to help the organization drive improvement across manufacturing, logistics, procurement, quality, engineering and innovation. I look forward to working alongside the entire Farmer Brothers team to enhance our operations and optimize our supply chain.”

Mr. Lyon brings over ten years of experience, including more than five years of management experience in both public accounting and global public companies. Mr. Lyon joined Farmer Brothers in August 2018 as Assistant Controller and has served in the role of Corporate Controller since October 2018. In these roles, he has been responsible for the Company’s financial statements, general ledger, managing all accounting functions, and communications with external auditors. He will continue to serve in this role while taking over the Company’s responsibilities of the principal financial and accounting officer on an interim basis.

Mr. Maserang continued, “I am pleased to have Scott step into this expanded interim role within our finance organization. He brings a strong background in accounting and finance as well as deep knowledge of our company, having been instrumental in helping us improve our internal processes. I am confident he will continue to make valuable contributions to the Company during this transitional period while we conduct a search for a permanent CFO. Additionally, on behalf of the Board and management team, I want to thank David for his contributions to the Company and wish him the best in the future.”

Mr. Lyon said, "I am excited take on this interim role as we work to return Farmer Brothers to growth and profitability. I look forward to working alongside Farmer Brothers’ Board and management team to build on the Company’s progress.”

First Quarter Fiscal 2020 Financial Results and Earnings Call

Farmer Brothers today separately announced financial results for its first quarter ended September 30, 2019. The Company will host an audio-only investor conference call webcast today at 5:00 p.m. Eastern time (4:00 p.m. Central time) to review the Company’s financial results. The Company’s earnings press release is available on the Company’s website at www.farmerbros.com under “Investor Relations.”

About Ruben Inofuentes
Mr. Inofuentes is an innovative leader with over 20 years of experience in operations and supply chain. He has deep operations, supply chain experience and is focused on driving quality service levels up and costs out of the supply chain. Most recently, Mr. Inofuentes served as Chief Operations Officer for JR286, a global leader in the sporting goods industry, where he expanded the company’s operations, relocated manufacturing, reengineered product supply chain and vendor strategy as well as reduced costs. Prior to JR286, he held various technical and leadership roles at Advocare International, Oracle and United Parcel Service among others. Mr. Inofuentes graduated from the Iowa State University with a Bachelor of Science in Industrial Engineering.

About Scott Lyon
Mr. Lyon joined Farmer Brothers in August 2018 as its Assistant Controller and has served in the role of Corporate Controller since October 2018, responsible for the Company’s financial statements, general ledger, managing all accounting functions, and communications with external auditors. Prior to joining the Company, Mr. Lyon served as Assistant Controller of ION Geophysical, a publicly traded oil and gas service company, where he was responsible for all operational accounting functions including the direction of monthly close activities and SOX compliance, from April 2016 to August 2018. Prior to that, Mr. Lyon served as SEC Reporting Manager from September 2013 to April 2016, of Ensco Plc, a publicly traded offshore drilling company. Mr. Lyon’s responsibilities included managing the external reporting process and all SEC filing matters. Mr. Lyon served with KPMG LLP from 2007 to 2013, most recently as an Audit Manager. Mr. Lyon received his undergraduate degree in Finance and his master’s degree in accounting from Tulane University. Mr. Lyon is also a Certified Public Accountant.

About Farmer Bros. Co.
Founded in 1912, Farmer Bros. Co. is a national coffee roaster, wholesaler, and distributor of coffee, tea, and culinary products. The Company's product lines include organic, Direct Trade and sustainably-produced coffee. With a robust line of coffee, hot and iced teas, cappuccino mixes, spices, and baking/biscuit mixes, the Company delivers extensive beverage planning services and culinary products to its U.S. based customers. The Company serves a wide variety of customers, from small independent restaurants and foodservice operators to large institutional buyers like restaurant and convenience store chains, hotels, casinos, healthcare facilities, and gourmet coffee houses, as well as grocery chains with private brand coffee and consumer-facing branded coffee and tea products, and foodservice distributors.

Headquartered in Northlake, Texas. The Company's primary brands include Farmer Brothers®, Artisan Collection by Farmer Brothers™, Superior®, Metropolitan™, China Mist® and Boyds®.

Forward-Looking Statements
Certain statements in this press release constitute “forward-looking statements.” When used in this press release, the words “will,” “expects,” “anticipates,” “estimates,” “believes,” and similar expressions, and statements which are made in the future tense or refer to future events or developments are intended to identify such forward-looking statements.  These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact.  Actual results may differ materially due in part to the risk factors set forth in the Company’s most recent annual, periodic and current reports filed with the Securities and Exchange Commission (the “SEC”).  Such forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Forward-looking statements include, but are not limited to, statements regarding the Company’s success in improving supply chain performance, the impact of capital improvement projects, and the timing and results thereof, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of the Company’s business and achievement of financial metrics related to those plans, the relative effectiveness of the Company’s compensation-based employee incentives in causing improvements in the Company’s performance, and the ability of the Company to retain and/or attract qualified employees.  The Company intends these forward-looking statements to speak only at the time of this press release and the Company does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.

Contacts

Investor:
Joele Frank, Wilkinson Brimmer Katcher
Leigh Parrish, 212-355-4449